Merger with November 21, 2016 Exhibit 99.1

Safe Harbor Statement

From
time
to
time,
our
comments
and
releases
may
contain
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995
(the
“Act”).
Forward-looking
statements
can
be
identified
by
words
such
as
“believes,”
“anticipates,”
“expects,”
“forecast,”
“guidance,”
“intends,”
“targeted,”
“continue,”
“remain,”
“should,”
“may,”
“plans,”
“estimates,”
“will,”
“will
continue,”
“will
remain,”
variations
on
such
words
or
phrases,
or
similar
references
to
future
occurrences
or
events
in
future
periods;
however,
such
words
are
not
the
exclusive
means
of
identifying
such
statements.
Examples
of
forward-looking
statements
include,
but
are
not
limited
to:
(i)
projections
of
revenues,
expenses,
income
or
loss,
earnings
or
loss
per
share,
and
other
financial
items;
(ii)
statements
of
plans,
objectives,
and
expectations
of
Independent
Bank
Group
or
its
management
or
Board
of
Directors;
(iii)
statements
of
future
economic
performance;
(iv)
statements
of
assumptions
underlying
such
statements;
and
(v)
statements
regarding
the
transaction,
including
statements
related
to
accretion
to
earnings,
effect
on
tangible
book
value
and
earnback
period,
cost
savings,
return
on
investment
on
uninvested
funds,
and
similar
statements.
Forward-looking
statements
are
based
on
Independent
Bank
Group’s
current
expectations
and
assumptions
regarding
its
business,
the
economy,
and
other
future
conditions.
Because
forward-looking
statements
relate
to
the
future,
they
are
subject
to
inherent
uncertainties,
risks,
and
changes
in
circumstances
that
are
difficult
to
predict.
Independent
Bank
Group’s
actual
results
may
differ
materially
from
those
contemplated
by
the
forward-looking
statements,
which
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
Factors
that
could
cause
actual
results
to
differ
from
those
discussed
in
the
forward-looking
statements
include,
but
are
not
limited
to:
(1)
local,
regional,
national,
and
international
economic
conditions
and
the
impact
they
may
have
on
us
and
our
customers
and
our
assessment
of
that
impact;
(2)
volatility
and
disruption
in
national
and
international
financial
markets;
(3)
government
intervention
in
the
U.S.
financial
system,
whether
through
changes
in
the
discount
rate
or
money
supply
or
otherwise;
(4)
changes
in
the
level
of
non-
performing
assets
and
charge-offs;
(5)
changes
in
estimates
of
future
reserve
requirements
based
upon
the
periodic
review
thereof
under
relevant
regulatory
and
accounting
requirements;
(6)
adverse
conditions
in
the
securities
markets
that
lead
to
impairment
in
the
value
of
securities
in
our
investment
portfolio;
(7)
inflation,
deflation,
changes
in
market
interest
rates,
developments
in
the
securities
market,
and
monetary
fluctuations;
(8)
the
timely
development
and
acceptance
of
new
products
and
services
and
perceived
overall
value
of
these
products
and
services
by
customers;
(9)
changes
in
consumer
spending,
borrowings,
and
savings
habits;
(10)
technological
changes;
(11)
the
ability
to
increase
market
share
and
control
expenses;
(12)
changes
in
the
competitive
environment
among
banks,
bank
holding
companies,
and
other
financial
service
providers;
(13)
the
effect
of
changes
in
laws
and
regulations
(including
laws
and
regulations
concerning
taxes,
banking,
securities,
and
insurance)
with
which
we
and
our
subsidiaries
must
comply;
(14)
the
effect
of
changes
in
accounting
policies
and
practices,
as
may
be
adopted
by
the
regulatory
agencies,
as
well
as
the
Public
Company
Accounting
Oversight
Board,
the
Financial
Accounting
Standards
Board,
and
other
accounting
standard
setters;
(15)
the
costs
and
effects
of
legal
and
regulatory
developments
including
the
resolution
of
legal
proceedings;
and
(16)
our
success
at
managing
the
risks
involved
in
the
foregoing
items
and
(17)
the
other
factors
that
are
described
in
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015
and
its
Quarterly
Report
on
Form
10-Q
for
the
quarter
ended
September
30,
2016
and
other
reports
and
statements
made
by
the
Company
with
the
SEC.
Any
forward-looking
statement
made
by
the
Company
in
this
release
speaks
only
as
of
the
date
on
which
it
is
made.
Factors
or
events
that
could
cause
the
Company’s
actual
results
to
differ
may
emerge
from
time
to
time,
and
it
is
not
possible
for
the
Company
to
predict
all
of
them.
The
Company
undertakes
no
obligation
to
publicly
update
any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
developments
or
otherwise,
except
as
may
be
required
by
law.

Strategically Compelling Transaction
•
The merger provides Independent Bank Group with increased scale across attractive markets
–
As
of
September
30,
2016,
Carlile
Bancshares
had
$2.3
billion
in
assets,
$1.5
billion
in
loans,
$1.9
billion
in
deposits and 42 branches
•
Franchise enhancement and market expansion:
–
Strengthens our presence and significantly increases market share in the Dallas / Fort Worth MSA
–
Entrance into Fort Worth and related sub markets, and significantly enhances presence in Denton County along the I-35 corridor
–
Entrance into the Colorado MSAs of Denver and Colorado Springs, centered on the dynamic I-25 corridor
•
Improves Independent Bank Group’s capital ratios, cost of funds, loan to deposit ratio, and CRE / C&D concentrations
3
Source: SNL Financial
Colorado Franchise
Texas Franchise
Carlile
(18)
IBTX (41)
Carlile (24)

Overview of Carlile
Bancshares, Inc.

•
Headquartered in Fort Worth, TX
•
Founded in 2009 and achieved growth
through six strategic acquisitions
•
Strong branch footprint in diverse,
metropolitan markets including Dallas / Fort
Worth, Austin, Denver and Colorado Springs
•
Attractive loan to deposit ratio and core
deposit
base
–
approximately
90%
of
total
deposits
•
Diverse loan mix with a yield on loans of
approximately 5.5% over the last twelve
months
Source: SNL Financial
1) Data as of and for the quarter ending September 30, 2016
Financial Summary
(1)
Balance Sheet Data
Total Assets ($M)
2,324.9
Total Loans ($M)
1,547.7
Total Deposits ($M)
1,875.5
Loans / Deposits (%)
82.5
Profitability Data (MRQ Ann.)
Net Income ($M)
25.1
ROAA (%)
1.10
Net Interest Margin (%)
4.24
Efficiency Ratio (%)
66.2
Asset Quality
NPAs / Assets (%)
1.37
Reserves / Loans (%)
1.01
NCOs / Avg. Loans (%)
0.02

Transaction Summary

Aggregate Deal Value
$434 million
(1)
Consideration to Common
100% stock to Carlile
common shareholders
Options Treatment –
Value
Cashed out –
$13.7 million
(2)
Shares Issued to Common
8.9 million shares of IBTX stock
(2)
issued to Carlile
common shareholders
Maximum Dividend
$55.25 million
Minimum Tangible Common Equity
$200 million required at close
Common Equity Raise
400,000 shares of IBTX common stock have been subscribed for in a private placement at $52.50 per share for gross proceeds of $21 million
Board Seats
Representatives of Carlile
Bancshares will receive the greater of three board
seats or 25% of the Independent Bank Group board
Lock-Up Agreement
One year for directors and principal shareholders of Carlile
Bancshares with
respect to 94% of the shares they receive in the transaction
Anticipated Closing
Second quarter of 2017
1) Based on a negotiated IBTX stock price of $47.40 per share
2) Based on an IBTX closing stock price of $53.95 per share on November 18, 2016

Merger Multiples

Notes:
Carlile
Bancshares
financial
data
as
of
September
30,
2016
Adjusted
for
Carlile
dividend
of
$53.5
million
1) Based on a negotiated IBTX stock price of $47.40 per share
2) Core deposits calculated as total deposits less CDs > $100,000
Carlile Bancshares
$434.0 million
(1)
Transaction Multiples
Price / Tangible Book Value
2.13x
Price / LTM Net Income
19.7x
Price / Est. 2017 Net Income
17.5x
Price / Est. 2018 Net Income
15.8x
Core Deposit Premium
(2)
13.7%
Major Assumptions:
Cost Saves
35.0%
Loan and OREO Mark
$19 million

Financial Impact

Assumes impact of merger and $21 million common equity raise
EPS Accretion
(1)
~3.8% accretive in 2017
~8.4% accretive in 2018
Tang. Book Value Per Share Accretion
~1.6% accretive
Tang. Book Value Per Share Earnback
0 years
Internal Rate of Return
~20%
Capital Ratios Pro Forma at Close (Accretion)
(2)
:
Leverage Ratio
8.2% (~65bps Accretive)
Tier 1 Common Ratio
9.0% (~90bps Accretive)
Tier 1 Risk Based Capital Ratio
9.4% (~90bps Accretive)
Total Risk Based Capital
Ratio
11.5% (~15bps Accretive)
Note: Capital raise issuance price of $52.50
1) Excludes one-time transaction costs
2) Change versus Independent Bank Group standalone projected capital ratios as of March 31, 2017

Expanding D/FW Area Footprint

Pro Forma Branch Map
Dallas-Fort Worth MSA
Source: SNL Financial
Note: Deposit data as of June 30, 2016 per FDIC filings
Note: Dallas-Fort Worth MSA deposit market share data does not include Grayson County, where Independent has six branches located in the Sherman-Denison MSA with ~$420 million of total deposits
2016
Rank
Institution (ST)
2016
Branches
2016
Deposits
($M)
2016
Market
Share (%)
1
Bank of America Corp. (NC)
147
71,594
29.48
2
JPMorgan Chase & Co. (NY)
234
53,497
22.03
3
Wells Fargo & Co. (CA)
185
19,911
8.20
4
Texas Capital Bancshares Inc. (TX)
7
13,154
5.42
5
BBVA
101
10,320
4.25
6
Cullen/Frost Bankers Inc. (TX)
38
6,277
2.58
7
LegacyTexas Finl Group Inc (TX)
46
5,571
2.29
8
Comerica Inc. (TX)
54
5,088
2.09
9
Hilltop Holdings Inc. (TX)
19
3,665
1.51
10
BOK Financial Corp. (OK)
22
3,618
1.49
Pro Forma
36
3,454
1.42
11
BB&T Corp. (NC)
58
2,886
1.19
12
Capital One Financial Corp. (VA)
36
2,825
1.16
13
NexBank Capital Inc. (TX)
3
2,404
0.99
14
ANB Corp. (TX)
24
2,256
0.93
15
Independent Bk Group Inc. (TX)
15
2,179
0.90
16
Inwood Bancshares Inc. (TX)
15
2,072
0.85
17
Regions Financial Corp. (AL)
17
1,565
0.64
18
First Texas BHC Inc. (TX)
16
1,416
0.58
19
Prosperity Bancshares Inc. (TX)
36
1,394
0.57
20
First Financial Bankshares (TX)
26
1,378
0.57
21
Carlile Bancshares Inc. (TX)
21
1,275
0.52
Top 10 Institutions
853
192,696
79.3
Total For Institutions In Market
1,677
242,892
100.0

Expansion into Attractive North Texas Counties

Source: SNL Financial
Median Household Income
2017 –
2022 Projected Population Growth
Denton
County
Tarrant
County
Texas
North Texas Branch Map
$79.1
$61.8
$57.2
$57.5
$50
$55
$60
$65
$70
$75
$80
$85
10.4%
7.9%
7.5%
3.8%
0%
2%
4%
6%
8%
10%
12%
Nationwide
Denton
County
Tarrant
County
Texas
Nationwide
Tarrant County
Denton County
IBTX (22)
Carlile (21)

Source:
SNL
Financial,
Forbes,
Fort
Worth
Chamber,
Texas
Christian
University
Website,
University
of
North
Texas
Website,
Denton
Economic
Development
Partnership
•
Entering Tarrant and Denton County, two markets which we have long wanted to have a meaningful presence due to their attractive demographics and adjacency to our principal operations
•
Nine branches in Denton, and a top four deposit market share in the county:
–
Denton was one of the fastest growing counties in Texas over the past five years, with a population increase of over 10%
–
Home to The University of North Texas, which enrolls over 36,000 students and employs over 8,500 faculty and staff
–
Headquarters for Peterbilt
Motors, a leading manufacturer of medium
and heavy duty Class 5 through Class 8 trucks
•
Four branches in Tarrant County, including one branch in Fort Worth, provide a platform for future growth:
–
Headquarters for American Airlines and Texas Health Resources, which together employee over 40,000 people in the county
–
Texas Christian University is located near downtown Fort Worth, and enrolls over 10,000 students
–
Arlington, TX is home to the Dallas Cowboys and Texas Rangers
•
The Cowboys franchise was recently recognized by Forbes as the most valuable professional sports team in the world at over $4 billion
Expansion into Attractive Markets

$70.2
$62.6
$65.1
$57.5
$50
$55
$60
$65
$70
$75
Franchise Expansion –
Colorado
11
Source: SNL Financial
Median Household Income
2017 –
2022 Projected Population Growth
Denver
Colorado
Springs
Nationwide
Denver
Colorado
Springs
Nationwide
Colorado Branch Map
8.1%
7.1%
7.1%
3.8%
0%
2%
4%
6%
8%
10%
Colorado
Colorado
Carlile
(18)

Entry Into Colorado

Source:
SNL
Financial,
Forbes,
CNBC
•
The opportunity to expand into Colorado’s dynamic economy, including the
Denver and Colorado Springs markets
•
Three branches in the Denver MSA provide us with a platform for growth in the state’s largest market:
–
Denver
is
ranked
1
st
for
“Best
Places
for
Business
and
Careers”
by
Forbes
and
4
th
in
CNBC’s
2016
“Top
Metro
Areas
to
Start
a
Business
in
America”
–
Large employers in the MSA include Centura
Health, Lockheed Martin
and CenturyLink
–
Home to the Denver Broncos, Denver Nuggets, Colorado Rockies and
Colorado Avalanche
•
Four branches in Colorado Springs and a top ten deposit market share in the
MSA:
–
Economically diverse metropolitan area, with employment opportunities in the defense, manufacturing and high-tech industries
–
Home to the United States Air Force Academy, which enrolls
approximately 4,000 cadets and attracts over a million visitors each year
–
The city is located near the base of Pike’s Peak, the highest summit of the southern Front Range and one of the most popular tourist attractions in Colorado

Summary

•
Financially rewarding with immediate EPS and tangible book value accretion, and ~20%
internal rate of return
•
Accretive to regulatory capital and improves loan to deposit and CRE / C&D concentration ratios
•
Enhanced presence in the dynamic Dallas / Fort Worth market
•
Entry into the Front Range region of Colorado provides Independent a new market for organic growth and acquisition opportunities
•
Independent
will
rank
as
the
9
th
largest
Texas-based
bank
by
assets
and
8
th
largest
by
total
deposits with $8.0 billion in assets and $6.3 billion in deposits
(1)
1) As of September 30, 2016

Carlile
Bancshares Financial Highlights

Source: SNL Financial
12/31/12 -
For the Years Ended:
Quarters Ended:
9/30/16
2012
2013
2014
2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
CAGR
Balance Sheet ($000)
Assets
1,987,055
1,792,847
2,392,485
2,343,262
2,343,262
2,297,281
2,270,108
2,324,879
4.3%
Total Loans & Leases
1,124,318
1,047,710
1,454,955
1,401,384
1,401,384
1,399,548
1,475,651
1,547,690
8.9%
Deposits
1,581,429
1,476,571
1,963,612
1,895,385
1,895,385
1,879,249
1,820,387
1,875,537
4.7%
Equity
263,995
270,053
376,083
398,282
398,282
371,141
378,072
384,667
10.6%
Tangible Common Equity
193,350
193,429
246,966
271,232
271,232
244,562
250,007
257,014
7.9%
Profitability (%)
Net Income ($000)
2,429
5,169
13,205
21,660
5,100
4,895
5,810
6,274
ROAA
NA
0.28
0.65
0.94
0.88
0.86
1.03
1.10
ROAE
NA
1.93
4.21
5.60
5.14
5.09
6.20
6.58
Net Interest Margin
NA
4.45
4.46
4.10
3.98
4.11
4.18
4.24
Efficiency Ratio
80.2
74.8
73.8
67.4
69.8
68.0
67.2
66.2
Balance Sheet Ratios (%)
Loans/Deposits
71.1
71.0
74.1
73.9
73.9
74.5
81.1
82.5
Leverage Ratio
15.2
11.6
11.2
13.2
13.2
11.9
12.1
12.2
Tier 1 Common Ratio
15.1
15.1
14.9
16.7
16.7
14.7
14.7
14.3
Tier 1 Risk Based Ratio
16.2
16.4
15.9
17.5
17.5
15.5
15.3
14.8
Total Risk-Based Capital Ratio
16.5
17.2
16.7
18.4
18.4
16.5
16.2
15.7
Asset Quality (%)
NPAs / Assets
4.33
2.96
1.39
1.11
1.11
1.11
1.42
1.37
LLR / Loans
0.30
0.97
0.88
1.03
1.03
1.07
1.05
1.01
LLR / NPAs
3.9
19.1
38.3
55.5
55.5
58.8
47.8
49.1
NCOs/Avg Loans
NA
0.2
0.1
0.0
0.1
0.0
0.1
0.0

Independent Bank Group Financial Highlights

Source: SNL Financial and Independent Bank Group
12/31/12 -
For the Years Ended:
Quarters Ended:
9/30/16
2012
2013
2014
2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
CAGR
Balance Sheet ($000)
Assets
1,740,060
2,163,984
4,132,639
5,055,000
5,055,000
5,261,967
5,446,797
5,667,195
37.0%
Total Loans & Leases
1,378,676
1,726,543
3,205,050
4,000,151
4,000,151
4,137,072
4,263,407
4,365,889
36.0%
Deposits
1,390,740
1,710,319
3,249,598
4,028,279
4,028,279
4,171,952
4,208,405
4,416,493
36.1%
Equity
124,510
233,772
540,851
627,309
627,309
616,258
629,628
643,253
54.9%
Tangible Common Equity
92,517
195,920
275,001
328,371
328,371
342,286
356,148
370,265
44.7%
Profitability (%)
Net Income ($000)
17,377
19,800
28,978
38,786
10,561
12,452
11,809
14,504
ROAA
1.17
1.04
0.87
0.88
0.87
0.95
0.88
1.05
ROAE
16.54
9.90
6.65
6.87
7.09
8.01
7.56
9.09
Net Interest Margin
4.40
4.30
4.19
4.05
4.00
4.06
3.94
3.68
Efficiency Ratio
67.0
63.9
56.4
57.3
57.5
53.5
59.2
50.9
Balance Sheet Ratios (%)
Loans/Deposits
98.5
100.8
98.5
99.0
99.0
99.0
101.0
98.7
Leverage Ratio
6.45
10.71
8.15
8.28
8.28
7.36
7.42
7.46
Tier 1 Common Ratio
6.87
11.61
8.53
7.94
7.94
7.92
7.89
7.92
Tier 1 Risk Based Ratio
8.22
12.64
9.83
8.92
8.92
8.36
8.27
8.29
Total Risk-Based Capital Ratio
10.5
13.8
12.6
11.1
11.1
10.5
11.4
11.2
Asset Quality (%)
NPAs / Assets
1.58
0.58
0.35
0.36
0.36
0.62
0.34
0.23
LLR / Loans
0.83
0.81
0.58
0.68
0.68
0.73
0.73
0.68
LLR / NPAs
41.6
111.8
128.6
149.5
149.5
93.1
165.0
223.1
NCOs/Avg Loans
0.06
0.09
0.03
0.02
0.00
0.01
0.11
0.32

Pro Forma Loan Portfolio

Yield on loans:  4.73%
Yield on loans:  5.34%
Yield on loans:  4.89%
Independent Bank Group
Carlile
Bancshares
Pro Forma
Source:
SNL
Financial,
Independent
Bank
Group,
Carlile
Bancshares
Note: Financial data as of September 30, 2016
Resi. RE
14.6%
Comm.
RE &
Multi
53.1%
Const. &
Land
17.1%
C&I
12.3%
Cons. &
Other
2.8%
Resi. RE
13.5%
Comm.
RE &
Multi
38.2%
Const. &
Land
15.9%
C&I
27.6%
Cons. &
Other
4.8%
Resi. RE
14.3%
Comm.
RE &
Multi
49.2%
Const. &
Land
16.8%
C&I
16.3%
Cons. &
Other
3.3%
Loans ($M)
Residential RE
640
$
14.6%
Commercial RE & Multi
2,320

53.1%
Construction & Land
748

17.1%
C&I
537

12.3%
Consumer & Other
121

2.8%
Total
4,366
$
100.0%
Loans ($M)
Residential RE
209
$
13.5%
Commercial RE & Multi
592

38.2%
Construction & Land
246

15.9%
C&I
428

27.6%
Consumer & Other
74

4.8%
Total
1,548
$
100.0%
Loans ($M)
Residential RE
848
$
14.3%
Commercial RE & Multi
2,912

49.2%
Construction & Land
994

16.8%
C&I
965

16.3%
Consumer & Other
195

3.3%
Total
5,914
$
100.0%

Pro Forma Deposit Composition

Independent Bank Group
Carlile
Bancshares
Pro Forma
Cost of deposits:  0.38%
Cost of deposits:  0.24%
Cost of deposits:  0.34%
Loans / Deposits:  98.9%
Loans / Deposits:  82.5%
Loans / Deposits:  94.0%
Deposits ($M)
NIB Demand
1,143
$
25.9%
NOW & Other Trans.
714

16.2%
Savings & MMDA
1,679

38.0%
Retail CDs
119

2.7%
Jumbo CDs
762

17.2%
Total
4,416
$
100.0%
Deposits ($M)
NIB Demand
227
$
12.1%
NOW & Other Trans.
172

9.2%
Savings & MMDA
1,153

61.5%
Retail CDs
121

6.5%
Jumbo CDs
202

10.8%
Total
1,876
$
100.0%
Deposits ($M)
NIB Demand
1,371
$
21.8%
NOW & Other Trans.
886

14.1%
Savings & MMDA
2,832

45.0%
Retail CDs
240

3.8%
Jumbo CDs
963

15.3%
Total
6,292
$
100.0%
NIB
Demand
25.9%
NOW &
Other
Trans.
16.2%
Savings &
MMDA
38.0%
Retail
CDs
2.7%
Jumbo
CDs
17.2%
NIB
Demand
12.1%
NOW &
Other
Trans.
9.2%
Savings &
MMDA
61.5%
Retail
CDs
6.5%
Jumbo
CDs
10.8%
NIB
Demand
21.8%
NOW &
Other
Trans.
14.1%
Savings &
MMDA
45.0%
Retail
CDs
3.8%
Jumbo
CDs
15.3%
Source: SNL Financial, Independent Bank Group
Note: Financial data as of September 30, 2016

Contact Information

Corporate Headquarters
Analysts/Investors:
Independent Bank Group,
Inc.
Michelle
Hickox
1600
Redbud Blvd
Executive
Vice
President
and
Chief
Financial
Officer
Suite
400
(972) 562-9004
McKinney, TX 75069
mhickox@ibtx.com
(972) 562-9004 Telephone
Media:
(972) 562-7734 Fax
Peggy
Smolen
www.ibtx.com
Director
of Marketing
(972)
562-9004
psmolen@ibtx.com